TORTOISE CAPITAL SERIES TRUST

TORTOISE NORTH AMERICAN PIPELINE FUND

SUPPLEMENT DATED July 3, 2025

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 9, 2025

Effective July 14, 2025, the last sentence of the paragraph under “PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS—Creation Transaction Fee” is replaced with the following sentence:

The standard Creation Transaction Fee for the Fund is $300.

Effective July 14, 2025, the last sentence of the paragraph under “PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS—Redemption Transaction Fees” is replaced with the following sentence:

The standard Redemption Transaction Fee for the Fund is $300.

PLEASE RETAIN THE SUPPLEMENT FOR FUTURE REFERENCE